SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
         Date of Report (Date of earliest event reported): June 30, 2004

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

          California                    000-23575                77-0446957
(State or other jurisdiction     Commission file number)      (I.R.S. Employer
      of  incorporation)                                     Identification No.)

                        Commission File Number: 000-23575

       445 Pine Avenue, Goleta, California                     93117
     (Address of principal executive offices)                (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 30, 2004, Community West Bancshares issued a press release attached hereto as Exhibit 99-1 announcing the appointment of a new director, C. Richard Whiston.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit :

99.1 Press release dated June 30, 2004 entitled "C Richard Whiston Named Director of Community West Bancshares."


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned  thereunto  duly  authorized.

Date: June 30, 2004          COMMUNITY WEST BANCSHARES

                             By:
                                -------------------

                                Charles G. Baltuskonis
                                Executive Vice President and
                                Chief Financial Officer


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